Revenue	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Revenue
6.	Revenue

	Years Ended December 31

(in thousands)	2021		2020

Sales

Gold credit sales	$561,920	47%	$652,827	60%
Silver

Silver credit sales	$489,936	41%	$320,192	29%

Concentrate sales	83,493	7%	79,433	7%

Total silver sales	$573,429	48%	$399,625	36%

Palladium credit sales	$45,834	4%	$43,772	4%

Cobalt sales	$20,482	1%	$-	0%

Total sales revenue	$1,201,665	100%	$1,096,224	100%
Gold, Silver and Palladium Credit Sales
Under certain PMPAs, precious metal is acquired from the mine operator in the form of precious metal credits, which is then sold through bullion banks. Revenue from precious metal credit sales is recognized at the time of the sale of such credits, which is also the date that control of the precious metal is transferred to the customer.
During the year ended December 31, 2021, sales to four financial institutions accounted for 28%, 25%, 11% and 10% of the Company’s revenue as compared to sales to two financial institutions that accounted for 33% and 32% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy precious metal credits from the Company as these sales would be redirected to alternate financial institutions.
The Company will occasionally enter into forward contracts in relation to precious metal deliveries that it is highly confident will occur within a given quarter. No forward contracts were outstanding at December 31, 2021 or December 31, 2020. The sales price is fixed at the delivery date based on either the terms of these short-term forward sales contracts or the spot price of precious metal.
Concentrate Sales
Under certain PMPAs, gold and/or silver is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires precious metal in concentrate form, final precious metal prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for precious metal. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted gold and silver prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of precious metal ounces recovered calculated using confirmed smelter weights and settlement assays. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the customer, which is also the date that control of the precious metal is transferred to the customer. The Company has concluded that the adjustments relating to the final assay results for the quantity of concentrate sold and the retroactive pricing adjustment for the Quotational Period are not significant and do not constrain the recognition of revenue.